                                 Exhibit (a)(2)

                            FOREVER ENTERPRISES, INC.
                              LETTER OF TRANSMITTAL
                                  TO ACCOMPANY
               SHARES OF COMMON STOCK OF FOREVER ENTERPRISES, INC.
                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
           DATED NOVEMBER 7, 2003, AS SUPPLEMENTED DECEMBER 11, 2003

THE OFFER WILL EXPIRE AT 5:00 P.M., CENTRAL STANDARD TIME, ON DECEMBER 19, 2003, UNLESS EXTENDED OR EARLIER TERMINATED.

                            The Information Agent is:

                             The Altman Group, Inc.
                            1275 Valley Brook Avenue
                               Lyndhurst, NJ 07071
                                 (201) 460-1200
                           (Toll Free) (800) 467-0802
                           (Facsimile) (201) 460-0050

                        The Depositary for the Offer is:

                     American Stock Transfer & Trust Company

----------------------------------------------------------------------------------------------------------------------
By Mail:                                  Overnight Courier:                      In Person By Hand Only:
  American Stock Transfer & Trust Co.      American Stock Transfer & Trust Co.     American Stock Transfer & Trust Co.
    Attn: Reorganization Department          Attn: Reorganization Department         Attn: Reorganization Department
      59 Maiden Lane - Plaza Level             59 Maiden Lane - Plaza Level            59 Maiden Lane - Plaza Level
           New York, NY 10038                       New York, NY 10038                      New York, NY 10038
----------------------------------------------------------------------------------------------------------------------
By Facsimile Transmission:                Confirm Facsimile Transmission:
(for Eligible Institutions only)          By telephone:

           (718) 234-5001                           (718) 234-5001
----------------------------------------------------------------------------------------------------------------------

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                         DESCRIPTION OF SHARES TENDERED
                       (USE ADDITIONAL SHEET IF NECESSARY)

-----------------------------------------------------------------------
NAME(S)* AND ADDRESS(ES)**          Certificate             Number of
OF REGISTERED OWNER                 Numbers                 Shares***
-----------------------------------------------------------------------

                                    ______________          ___________

                                    ______________          ___________

                                    ______________          ___________

                       Total:
-----------------------------------------------------------------------

*        Name(s) should be exactly as name(s) appears on the stock certificate.
         Check will be payable to this name unless Special Payment Instructions are completed.

** Address should be current address to which check is to be sent, unless Special Delivery Instructions are completed.

*** Since this Offer is open only to odd-lot shareholders tendering all shares beneficially owned by them, it will be assumed that all Shares evidenced by certificates accompanied by this Letter of Transmittal are being tendered.

--------------------------------------------------------------------------------

         This Letter of Transmittal is to be used only if certificates are to be forwarded with this Letter of Transmittal. If you have questions regarding your eligibility to participate in the Offer, please contact American Stock Transfer & Trust Company, our Depositary, at (800) 937-5449 (toll free). All other questions should be directed to The Altman Group, Inc., our Information Agent, at (201) 460-1200 (toll free: 800-467-0802).

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The undersigned hereby tenders to Forever Enterprises, Inc., a Texas corporation ("Forever Enterprises"), the enclosed and/or below-described shares of its common stock (the "Shares") pursuant to Forever Enterprises's offer to purchase Shares at $10 per Share, net to the seller in cash, upon the terms and subject to the conditions of the Offer to Purchase dated November 7, 2003 (the "Offer to Purchase"), of which the undersigned acknowledges receipt, and this Letter of Transmittal (which together with the Offer to Purchase constitute the "Offer").

         Subject to, and effective upon, acceptance for payment of any or all of the Shares tendered with this Letter of Transmittal, in accordance with the terms of the Offer, I hereby sell, assign and transfer to, or upon the order of, Forever Enterprises all right, title and interest in and to all the Shares that are being tendered hereby that are accepted for payment and all distributions and rights with respect to such Shares after the date hereof. Forever Enterprises's acceptance of any Shares from me will constitute a binding agreement between me and Forever Enterprises upon the terms and subject to the conditions of the Offer. All of my obligations hereunder shall be binding upon my heirs, personal representatives, successors and assigns.

         I hereby irrevocably constitute and appoint the Depositary my true and lawful agent and attorney-in-fact with respect to the Shares, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, to (a) deliver certificates for the Shares, together, in any case, with all accompanying evidences of transfer and authenticity, to or upon the order of Forever Enterprises upon receipt by the Depositary, as my agent, of the purchase price with respect to the Shares, (b) present certificates for the Shares for cancellation and transfer on the books of Forever Enterprises, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares, all in accordance with the terms of the Offer.

         I hereby represent and warrant that I was the beneficial owner as of the close of business on November 3, 2003, and will continue to be the beneficial owner as of the expiration date, of an aggregate of 10 or fewer Shares, all of which are being tendered. I further represent and warrant that I have full power and authority to tender, sell, assign and transfer the Shares tendered hereby, that when any of such Shares are accepted for payment by Forever Enterprises, Forever Enterprises will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of the Shares will be subject to any adverse claim. I will, upon request, execute and deliver any additional documents deemed by the Depositary or Forever Enterprises to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

         I hereby represent that I hold a net-long position in Forever Enterprises common stock equal to the number of tendered Shares and that I own the tendered Shares free and clear of any liens or other encumbrances. I recognize that it is a violation of federal securities laws for anyone to tender Shares unless, at the time of tender and at the expiration date (including any extensions), the tendering person (1) has a net-long position equal to or greater than the number of Shares tendered and (2) will deliver, or cause to be delivered, the Shares in accordance with the terms of the tender offer.

         I recognize that Forever Enterprises may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. I also recognize that Forever Enterprises reserves the right to reject any and all tenders of any Shares that Forever Enterprises determines are not in proper form or are made by persons not eligible to participate in the Offer.

         Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased in my name(s). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased, and accompanying documents, as appropriate, to me at the address shown below my signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares in the name(s) of, and mail said check to, the person(s) so indicated.

                        [ ] SPECIAL PAYMENT INSTRUCTIONS

TO BE COMPLETED ONLY IF THE CHECK FOR THE PURCHASE PRICE OF SHARES PURCHASED IS TO BE ISSUED IN THE NAME OF SOMEONE OTHER THAN THE REGISTERED OWNER APPEARING ON THE LABEL.

ISSUE CHECK TO:      Name:______________________________________________________
                            (Please Print)

                     Address:___________________________________________________

                             ___________________________________________________

                             ___________________________________________________
                             (Include Zip Code)
                             ___________________________________________________
                             (Taxpayer Identification or Social Security Number)

(SUCH PERSON(S) MUST PROPERLY COMPLETE THE FORM W-9 HEREIN, A FORM W-8BEN, A FORM W-8ECI OR A FORM W-8IMY, AS APPLICABLE)

IF THIS SECTION APPLIES, YOU MUST HAVE YOUR SIGNATURE GUARANTEED. SEE "GUARANTEE OF SIGNATURE(S)" ON THE FOLLOWING PAGE.

                       [ ] SPECIAL DELIVERY INSTRUCTIONS

TO BE COMPLETED ONLY IF THE CHECK FOR THE PURCHASE PRICE OF SHARES PURCHASED IS TO BE MAILED TO SOMEONE OTHER THAN THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN BELOW THE UNDERSIGNED SIGNATURE(S).

MAIL CHECK TO:       Name:______________________________________________________
                            (Please Print)

                     Address:___________________________________________________

                             ___________________________________________________

                             ___________________________________________________
                             (Include Zip Code)
                             ___________________________________________________
                             (Taxpayer Identification or Social Security Number)

(SUCH PERSON(S) MUST PROPERLY COMPLETE THE FORM W-9 HEREIN, A FORM W-8BEN, A FORM W-8ECI OR A FORM W-8IMY, AS APPLICABLE)

IF THIS SECTION APPLIES, YOU MUST HAVE YOUR SIGNATURE GUARANTEED. SEE "GUARANTEE OF SIGNATURE(S)" ON THE FOLLOWING PAGE.

--------------------------------------------------------------------------------

                              IMPORTANT - SIGN HERE

         This Letter of Transmittal must be signed by registered holder(s) exactly as the name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.

         IF THE SIGNATURE APPEARING BELOW IS NOT OF THE REGISTERED HOLDER(S), THEN THE REGISTERED HOLDER(S) MUST SIGN A PROXY, WHICH SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. THE CONSENT PROXY SHOULD ACCOMPANY THIS LETTER OF TRANSMITTAL.

X_______________________________________________________________________________

X_______________________________________________________________________________
                Signature(s) of Owner(s) or Authorized Signatory

Dated:__________________________, 2003

Name(s):________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity:_______________________________________________________________________

Address:________________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone No.:____________________________________________________

Tax Identification or Social Security No.:______________________________________

           IMPORTANT: COMPLETE FORM W-9 HEREIN OR APPLICABLE FORM W-8

                            GUARANTEE OF SIGNATURE(S)
                         (SEE INSTRUCTION 1 AND 4 BELOW)

________________________________________________________________________________
             (Name of Eligible Institution Guaranteeing Signatures)

________________________________________________________________________________
               (Address, including zip code, and Telephone Number,
                          including area code, of Firm)

________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                     (Title)

Date:__________________, 2003

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is an eligible institution because it is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank, a trust company, a savings bank, a savings and loan association or a credit union which has membership in an approved signature guarantee medallion program. Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if the Shares are tendered for the account of an eligible institution.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used if you forward certificates. The depository must receive certificates evidencing all physically tendered Shares, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, prior to the expiration date (as defined in the Offer to Purchase). If you forward certificates to the Depositary in multiple deliveries, you must include a properly completed and duly executed Letter of Transmittal with each such delivery. Forever Enterprises will pay for your shares promptly following the expiration of the Offer.

         The method of delivery of this Letter of Transmittal, certificate(s) and all other required documents is at your option and risk, and the delivery will be deemed made only when actually received by the Depositary.

         If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

         No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal, you waive any right to receive any notice of the acceptance of your Shares for payment.

         3. INADEQUATE SPACE. If the space provided in any part of this Letter of Transmittal is inadequate, you may list any further information on a separate schedule and attach it.

         4. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates or security position listing evidencing such Shares without alteration, enlargement or any other change whatsoever.

         If two or more persons own any Shares tendered of record, all such persons must sign this Letter of Transmittal.

         If the registered holder(s) of the tendered Shares signs this Letter of Transmittal, no endorsements of certificates or separate stock powers are required.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered, the certificate(s) evidencing the Shares tendered must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an eligible institution.

         If you sign this Letter of Transmittal or any certificate or stock power as a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, you should so indicate when signing, and submit proper evidence satisfactory to Forever Enterprises of your authority to act.

         5. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 5, Forever Enterprises will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it pursuant to the Offer. If, however, payment of the purchase price of any Shares is to be made to a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares, unless evidence satisfactory to Forever Enterprises of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Shares tendered.

         6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if such check is to be sent to an address other than the address of the registered holder, the appropriate sections of this Letter of Transmittal entitled "Special Payment Instructions" and/or "Special Delivery Instructions" must be completed.

         7. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to The Altman Group, Inc., the Information Agent, toll free at (800) 467-0802. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials should be directed to the Information Agent and copies will be furnished promptly at Forever Enterprises's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning this Offer.

         8. LOST, DESTROYED OR STOLEN CERTIFICATES. If you have lost, misplaced or destroyed your certificates for all or part of your Shares, please call the Depositary toll free at (800) 937-5449 for instructions on submitting a lost share affidavit and a fee for a surety bond in lieu of submitting the lost, misplaced or destroyed certificates.

         9. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Each tendering stockholder is required to provide the Depositary with the stockholder's correct taxpayer identification number ("TIN"), generally the stockholder's social security or federal employer identification number, on Form W-9, which is provided under "Important Tax Information" below, or alternatively, to establish another basis for exemption from backup withholding. A stockholder must cross out item (2) in the Certification box on Form W-9 if the stockholder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the form may subject you to 30% federal income tax backup withholding on the payments made with respect to Shares purchased pursuant to the Offer. You should write "applied for" in the space provided in Part I of the form and complete the attached Certificate of Awaiting Taxpayer Identification Number if you have not been issued a TIN, but have applied for a TIN or intend to apply for a TIN in the near future. In such case, the Depositary will withhold 30% of all such payments until a TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. If you write "applied for" in Part I in lieu of furnishing your TIN, you should furnish your TIN as soon as you receive it. A tendering stockholder that is not a United States person may qualify as exempt from backup withholding tax by submitting to the Depositary a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Depositary will provide upon request) signed under penalty of perjury, attesting to that stockholder's exempt status.

         10. IRREGULARITIES. All questions as to the purchase price, the form of the documents, and the validity, eligibility, including time of receipt, and acceptance of any tender of Shares will be determined by Forever Enterprises. Forever Enterprises reserves the right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Forever Enterprises's counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, Forever Enterprises also reserves the right to waive any of the conditions to the offer or any defect or irregularity in any tender of Shares. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Forever Enterprises shall determine. None of Forever Enterprises, the Depositary, or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

         IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                            IMPORTANT TAX INFORMATION

         Under U.S. federal income tax law, if you tender Shares, you must provide the Depositary with your correct TIN on the Form W-9 or otherwise establish a basis for exemption from backup withholding. If you are an individual, the TIN is your social security number. If you do not provide the Depositary with the correct TIN or an adequate basis for exemption, payment made for the Shares purchased pursuant to the Offer may be subject to backup withholding and you may be subject to a $50 penalty imposed by the Internal Revenue Service. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

         Certain stockholders, including, among others, corporations and certain foreign persons, are not subject to these backup withholding and reporting requirements. Exempt stockholders should indicate their exempt status on Form W-9. A foreign person may qualify as an exempt recipient, by submitting to the Depositary a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable, instead of a Form W 9, signed under penalties of perjury, attesting to that stockholder's exempt status. A Form W-8BEN, Form W-8ECI or Form W 8IMY, as applicable can be obtained from the Depositary. See the "Internal Revenue Service Form W 9 -- Request For Taxpayer Identification Number and Certification" below for additional instructions. You are urged to consult your own tax advisor to determine whether you are exempt from these backup withholding and reporting requirements.

         If backup withholding applies, the Depositary is required to withhold 30% of any payments. Backup withholding is not an additional federal income tax. If the required information is furnished to the Internal Revenue Service in a timely manner, the federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld, and, if withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                               PURPOSE OF FORM W-9

         To prevent backup withholding on payments with respect to Shares purchased pursuant to the Offer, you are required to provide the Depositary with
(1) your correct TIN by completing the form below, certifying (x) that the TIN provided on Form W-9 is correct, or that you are awaiting a TIN, (y) and that
(A) you are exempt from backup withholding, (B) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of failure to report interest or dividends or (C) the Internal Revenue Service has notified you that you are no longer subject to backup withholding, and (z) that you are a U.S. person (including a U.S. resident alien), or (2) if applicable, an adequate basis for exemption.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

         You are required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered stockholder. If the Shares are held in more than one name or are not held in the name of the actual owner, consult the "Internal Revenue Service Form W 9 -- Request For Taxpayer Identification Number and Certification" below for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part 1, sign and date the Form W-9, and complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that "Applied For" is written in Part 1 and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 30% on all payments made prior to the time a properly certified TIN is provided to the Depositary and if the Depositary is not provided with a TIN within 60 days following such payment, such amounts will be paid over to the Internal Revenue Service.

Form W-9                                REQUEST FOR TAXPAYER                    Give form to the
(Rev. January 2003)            IDENTIFICATION NUMBER AND CERTIFICATION          requester, Do not
Department of the Treasury                                                      send to the IRS.
Internal Revenue Service

                                 Print or type
                      See Specific Instructions on page 2.
--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Business name, if different from above

--------------------------------------------------------------------------------

                              Individual/                                                                    Exempt from backup
Check appropriate box:    [ ] Sole proprietor   [ ] Corporation       [ ] Partnership   [ ] Other -      [ ] withholding

--------------------------------------------------------------------------------

Address (number, street, and apt. or suite no.)             Requester's name and address (optional)

--------------------------------------------------------------------------------
City, state, and ZIP code

--------------------------------------------------------------------------------
List account number(s) here (optional)

--------------------------------------------------------------------------------

PART I TAXPAYER IDENTIFICATION NUMBER (TIN)

Enter your TIN in the appropriate box. For
individuals, this is your social security number
(SSN). HOWEVER, FOR A RESIDENT ALIEN, SOLE
PROPRIETOR, OR DISREGARDED ENTITY, SEE THE PART I
INSTRUCTIONS ON PAGE 3. For other entities, it is
your employer identification number (EIN). If you
do not have a number, SEE HOW TO GET A TIN ON       SOCIAL SECURITY NUMBER
PAGE 3.                                             |  |  |  |  |  |  |  |  |  |

                                                                OR

NOTE: If the account is in more than one name, see
the chart on page 4 for guidelines on whose number  EMPLOYER IDENTIFICATION NUMBER
to enter.                                           |  |  |  |  |  |  |  |  |  |

PART II CERTIFICATION

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

3.       I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN, (See the instructions on page 4.)

--------------------------------------------------------------------------------
SIGN            SIGNATURE OF
HERE            U.S. PERSON -                   DATE -
--------------------------------------------------------------------------------

PURPOSE OF FORM

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. PERSON. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

         1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

         2. Certify that you are not subject to backup withholding, or

         3. Claim exemption from backup withholding if you are a U.S. exempt payee.

         NOTE: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

         FOREIGN PERSON. If you are a foreign person, use the appropriate Form W-8 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

         NONRESIDENT ALIEN WHO BECOMES A RESIDENT ALIEN. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

         If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

         1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

         2. The treaty article addressing the income.

         3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

         4. The type and amount of income that qualifies for the exemption from tax.

         5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

                                 Cat. No. 10231X          Form W-9 (Rev. 1-2003)

Form W-9 (Rev. 1-2003)                                                    Page 2

EXAMPLE. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

         If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

WHAT IS BACKUP WITHHOLDING? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments (29% after December 31, 2003; 28% after December 31, 2005). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

         You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

PAYMENTS YOU RECEIVE WILL BE SUBJECT TO BACKUP WITHHOLDING IF:

         1. You do not furnish your TIN to the requester, or

         2. You do not certify your TIN when required (see the Part II instructions on page 4 for details), or

         3. The IRS tells the requester that you furnished an incorrect TIN, or

         4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

         5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

         Certain payees and payments are exempt from backup withholding. See the instructions below and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM W-9.

PENALTIES

FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

NAME

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

         If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

SOLE PROPRIETOR. Enter your individual name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

LIMITED LIABILITY COMPANY (LLC). If you are A single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, ENTER THE OWNER'S NAME ON THE "NAME" LINE. Enter the LLC's name on the "Business name" line.

OTHER ENTITIES. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

NOTE: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

EXEMPT FROM BACKUP WITHHOLDING

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

         Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

NOTE: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

EXEMPT PAYEES. Backup withholding is not required on any payments made to the following payees:

         1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

         2. The United States or any of its agencies or instrumentalities;

         3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

         4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

         5. An international organization or any of its agencies or instrumentalities.

         Other payees that MAY BE EXEMPT from backup withholding include:

         6. A corporation;

         7. A foreign central bank of issue;

         8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

Form W-9(Rev. 1-2003)                                                     Page 3

         9. A futures commission merchant registered with the Commodity Futures Trading Commission;

         10. A real estate investment trust;

         11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

         12. A common trust fund operated by a bank under section 584(a);

         13. A financial institution;

         14. A middleman known in the investment community as a nominee or custodian; or

         15. A trust exempt from tax under section 664 or described in section 4947.

         The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF THE PAYMENT IS FOR ...            THEN THE PAYMENT IS EXEMPT FOR ...

Interest and dividend payments       All exempt recipients except for 9

Broker transactions                  Exempt recipients 1 through 13. Also, a person
                                     registered under the Investment Advisers
                                     Act of 1940 who regularly acts as a broker

Barter exchange transactions         Exempt recipients 1 through 5
and patronage dividends

Payments over $600 required          Generally, exempt recipients 1 through 7(2)
to be reported and direct
sales over $55,000(1)

(1) See form 1099-MISC, Miscellaneous Income, and its instructions.

(2) However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees: and payments for services paid by a Federal executive agency.

PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)

ENTER YOUR TIN IN THE APPROPRIATE BOX. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

         If you are A Sole Proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

         If you are a single-owner LLC that is disregarded as an entity separate from its owner (see LIMITED LIABILITY COMPANY (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

NOTE: See the chart on page 4 for further clarification of name and TIN combinations.

HOW TO GET A TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov/online/ss5.html. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or FORM SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

         If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

NOTE: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 1-2003]                                                    Page 4

PART II. CERTIFICATION

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

         For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see exempt from backup withholding on page 2,

SIGNATURE REQUIREMENTS. Complete the certification as indicated in 1 through 5 below.

         1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

         2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

         3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

         4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services {including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

         5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, QUALIFIED TUITION PROGRAM PAYMENTS (UNDER
SECTION 529), IRA OR ARCHER MSA CONTRIBUTIONS OR DISTRIBUTIONS, AND PENSION DISTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

          FOR THIS TYPE OF ACCOUNT:                   GIVE NAME AND SSN OF:
----------------------------------------------   -------------------------------

1.  Individual                                   The individual

2.  Two or more individuals (joint account)      The actual owner of the account
                                                 or, if combined funds, the first
                                                 individual on the account(1)

3.  Custodian account of a minor                 The minor (2)
    (Uniform Gift to Minors Act)

4.  a. The usual revocable savings trust         The grantor-trustee (1)
       (grantor is also trustee)

    b. So-called trust account this is not a     The actual owner (1)
       legal or valid trust under state law

5.  Sole proprietorship or single-owner LLC      The owner (3)

          FOR THIS TYPE OF ACCOUNT:                   GIVE NAME AND EIN OF:
----------------------------------------------   -------------------------------
6.  Sole proprietorship or single-owner LLC      The owner (3)

7.  A valid trust, estate, or pension trust      Legal entity (4)

8.  Corporate or LLC electing corporate status   The corporation
    on Form 8832

9.  Association, club, religious, charitable,    The organization
    educational, or other tax-exempt
    organization

10. Partnership or multi-member LLC              The partnership

11. A broker or registered nominee               The broker or nominee

12. Account with the Department of Agriculture   The public entity
    in the name of a public entity (such as a
    state or local government, school district,
    or prison) that receives agricultural
    program payments

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN. that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

         You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

                                       *

           YOU SHOULD COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
                      "APPLIED FOR" IN PART 1 OF FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in part II of the Form W-9 (and the fact that I have completed the Certificate of Awaiting Taxpayer Identification Number), if I fail to provide a Taxpayer Identification Number to the Depositary by the time of payment, 30% of all reportable payments made to me thereafter will be withheld, and if I fail to provide a certified Taxpayer Identification Number to the Depositary within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

SIGNATURE ______________________________             DATE ___________ ___, 2003

NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE "INTERNAL REVENUE SERVICE" FORM W-9-REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION ABOVE FOR ADDITIONAL DETAILS.

                                       15